JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT Q

SEPARATE ACCOUNT W

SEPARATE ACCOUNT X

SEPARATE ACCOUNT R

SEPARATE ACCOUNT T

Supplement dated February 13, 2015

to PROSPECTUSES dated April 30, 2014, as supplemented from time to time

Subadviser Changes to Variable Investment Options

This Supplement applies to REVOLUTION VALUE VARIABLE ANNUITY, DECLARATION VARIABLE ANNUITY, PATRIOT VARIABLE ANNUITY, REVOLUTION ACCESS VARIABLE ANNUITY, REVOLUTION EXTRA VARIABLE ANNUITY, ACCOMODATOR VARIABLE ANNUITY, INDEPENDENCE PREFERRED VARIABLE ANNUITY, INDEPENDENCE 2000 VARIABLE ANNUITY and INDEPENDENCE VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) (the “Contracts”). It supplements and amends the information contained in the prospectus for the Contract you purchased (the “Annuity Prospectus”) dated April 30, 2014.

You should read this Supplement together with the current prospectus for the Contract you purchased (the “Annuity Prospectus”) and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 1-800-344-1029, to request a free copy. You may also visit our website at www.jhannuities.com.

Effective after the close of business on February 17, 2015, QS Investors, LLC will no longer provide John Hancock Investment Management Services, LLC (“JHIMS LLC”) with subadvisory consulting services for Lifestyle Balanced MVP. Accordingly, any references to QS Investors, LLC as subadvisory consultant to JHIMS LLC for Lifestyle Balanced MVP are removed.

You should retain this Supplement for future reference.

Supplement dated February 13, 2015

02/15:VAPS33	333-164140 333-164137 333-164138 333-164139 333-164147	333-164146 333-164145 333-164142 333-164135

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